First Quarter 2023 Earnings Presentation April 24, 2023

2 Nasdaq: BMRC Forward-Looking Statements This discussion of financial results includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the "1933 Act") and Section 21E of the Securities Exchange Act of 1934, as amended, (the "1934 Act"). Those sections of the 1933 Act and 1934 Act provide a "safe harbor" for forward-looking statements to encourage companies to provide prospective information about their financial performance so long as they provide meaningful, cautionary statements identifying important factors that could cause actual results to differ significantly from projected results. Our forward-looking statements include descriptions of plans or objectives of management for future operations, products or services, and forecasts of revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "intend," "estimate" or words of similar meaning, or future or conditional verbs preceded by "will," "would," "should," "could" or "may." Forward-looking statements are based on management's current expectations regarding economic, legislative, and regulatory issues that may affect our earnings in future periods. Factors that could cause future results to vary materially from current management expectations include, but are not limited to, general economic conditions and the economic uncertainty in the United States and abroad, including economic or other disruptions to financial markets caused by acts of terrorism, war or other conflicts such as Russia's military action in Ukraine, impacts from inflation, supply change disruptions, changes in interest rates (including the actions taken by the Federal Reserve to control inflation), California's unemployment rate, deposit flows, real estate values, and expected future cash flows on loans and securities; costs or effects of acquisitions; competition; changes in accounting principles, policies or guidelines; changes in legislation or regulation; natural disasters (such as wildfires and earthquakes in our area); adverse weather conditions; interruptions of utility service in our markets for sustained periods; and other economic, competitive, governmental, regulatory and technological factors (including external fraud and cybersecurity threats) affecting our operations, pricing, products and services; and successful integration of acquisitions. Important factors that could cause results or performance to materially differ from those expressed in our prior forward-looking statements are detailed in ITEM 1A, Risk Factors section of our December 31, 2022 Form 10-K as filed with the SEC, copies of which are available from us at no charge. Forward-looking statements speak only as of the date they are made. Bancorp undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events. GAAP to Non-GAAP Financial Measures This presentation includes some non-GAAP financial measures as shown in the Appendix of this presentation. Please refer to the reconciliation of GAAP to Non-GAAP financial measures included on page 5 and 6 of our Form 8-K under Item 9 - Financial Statements and Exhibit 99.1 filed with the SEC on April 24, 2023.

First Quarter 2023 Highlights 3 Nasdaq: BMRC Earnings and Profitability • Net Income of $9.4 million • Diluted EPS of $0.59 • Return on Average Assets of 0.92% • Return on Average Equity of 9.12% Key Operating Trends Loans and Credit Quality Deposits and Liquidity Capital • Tax-equivalent NIM of 3.04% • Tax-equivalent yield on interest-earning assets of 3.49%, up 15 bps from 4Q22 • Interest-bearing liabilities costs of 0.95%, up 77 bps from 4Q22 • Stable expenses • Total portfolio loan balances increased 0.9% from 4Q22 • Classified and non-accrual loans of only 1.47% and 0.10%, respectively • Total NOO-CRE office portfolio average LTV and DCR were 55% and 1.67x • Total deposits decreased 9%, largely due to normal operating activity • Non-interest bearing deposits represent 50% of total deposits • Insured deposits estimated to represent 67% of total deposits • Strong liquidity provides 181% coverage of estimated uninsured deposits • Cash and unencumbered investment securities of $805.7 million • Immediately available contingent funding of $1.1 billion • Bancorp total risk-based capital of 16.2% • Bancorp TCE / TA of 8.7%, 6.9% when adjusted for HTM securities 1 • BV per share increased 3.9% from 4Q22 to $26.71 1See Reconciliation of Non-GAAP Financial Measures in the Appendix

Deposit Mix Stable, Cost of Deposits Remains Low 4 Nasdaq: BMRC • Total deposits decreased $322.8 million, or 9.0%, compared to December 31, 2022 • Deposit mix continues to favor a high percentage of non-interest bearing deposits • Cost of deposits of 0.20% for the quarter and 0.40% for the month of March NIB DDA 51.5% Money Markets 27.7% Savings 9.5% IB DDA 8.0% Time Deposits 3.3% Total Deposit Mix ($3.57B) at 4Q22 NIB DDA 50.3% Money Markets 28.0% Savings 9.5% IB DDA 7.8% Time Deposits 4.4% Total Deposit Mix ($3.25B) at 1Q23

Manageable Deposit Outflows 5 Nasdaq: BMRC • Bank of Marin has long maintained high liquidity to accommodate deposit fluctuations associated with our customers' business operations, and first quarter balance declines are not unusual • We enhanced our daily cash flow monitoring to analyze transaction level data post March 10th • The 100 relationships with the largest net outflows totaling $206.4 million between March 10th and 31st accounted for the vast majority of the net outflows during that time period and 64% of the total Q1 decrease in deposits • Conversations with customers and transaction records indicate the following reasons: • 83% related to business as usual including vendor payments, taxes, payroll and singular events such as disbursement of sale and trust proceeds and asset acquisition • 14% moved to outside brokerage firms or financial institutions • Remainder to Bank of Marin Wealth Management & Trust Normal business activity, 83% Outside brokerage/FI, 14% WMT referral, 3% Top Drivers for $206.4MM Outflow

Disciplined fundamentals deliver consistent and favorable results 6 Nasdaq: BMRC Our relationship banking model works: • Over 1,000 new accounts opened in the quarter, largely in March, adding $60 million in new balances. Negligible number of account closures with funds leaving the bank. • Reciprocal deposit network program (Intrafi and Reich & Tang products) utilization increased by $80 million in March • Deposit balances have been stable since March 22nd Our liquidity risk management approach works: • Current cycle non-maturity, interest-bearing deposit beta of 15% versus conservative 45% assumed in interest rate risk models and 90% in stress tests • Deposit outflows of 9% significantly lower than 25% NII stress testing and 50% EVE stress testing • Enhancing model assumptions, scenarios and stress parameters to account for the velocity at which potential deposit outflows can occur due to the use of social media and digital banking

Strong Liquidity: $1.9 Billion in Net Availability 7 Nasdaq: BMRC At March 31, 2023 ($ in millions) Total Available Amount Used Net Availability Internal Sources Unrestricted Cash $ 38.0 $ — $ 38.0 Unencumbered Securities 767.7 — 767.7 External Sources FHLB 1,037.2 (405.4) 631.8 FRB 344.2 — 344.2 Contingent Lines at Correspondents 150.0 — 150.0 Total Liquidity $ 2,337.1 $ (405.4) $ 1,931.7 • The bank has long-established minimum liquidity and diversification requirements using tools similar to large banks such as the Liquidity Coverage Ratio and multi-scenario, long-horizon stress testing • Markets and internal activity monitored daily for signs of systemic and idiosyncratic risk • Immediately available contingent funding represented 181% of 3/31/23 estimated uninsured deposits Note: Access to brokered deposit purchases through networks such as Intrafi and Reich & Tang and brokered CD sales not included above.

HTM Securities Portfolio HTM Securities Portfolio Agency MBS 75% GSEs 15% Municipal Bonds 6% Corporate Bonds & Other 4% AFS Securities Portfolio AFS Securities Portfolio Agency MBS 59% GSEs 17% Municipal Bonds 13% SBA 7% Corporate Bonds & Other 3% USTs 1% High-Quality Securities Portfolio Generates Cash Flow Data as of 3/31/23 8 Nasdaq: BMRC $797.5MM $958.6MM Average Yield — 2.12% Approx. Duration — 3.8 Unrealized Losses (after tax) — $62.0 million TCE Bancorp — 8.7% Average Yield — 2.49% Approx. Duration — 5.9 Unrealized Losses (after tax) — $76.4 million TCE Bancorp w/ HTM — 6.9% 1 ($ in millions at Fair Value) ($ in millions at Cost) 1 See Reconciliation of Non-GAAP Financial Measures in the Appendix.

Well-diversified Loan Portfolio 9 Nasdaq: BMRC • The loan portfolio is well-diversified across borrowers, industries, loan and property types within our geographic footprint — 93% of loans are guaranteed by borrower guarantors • Non-owner occupied commercial real estate ("NOO-CRE") is well-diversified by property type with 89% of loans being guaranteed by borrower guarantors • Since 2000, net charge-offs for all NOO-CRE total $740 thousand. All charge-offs occurred prior to 2013. • Construction loans represent a small portion of the overall portfolio OO-CRE 17% C&I 9% Consumer 13% Construction 5% NOO-CRE 56% Office 31% Mixed Use 7% Retail 20% Warehouse & Industrial 12% Multi-Family 13% Other, 17% 1Q23 Total Loans 1Q23 Total NOO-CRE Loans $2.1B $1.2B

Non-owner Occupied Office Exposure As of 3/31/23 10 Nasdaq: BMRC • $370 million in exposure spread across our 10-county footprint comprised of 144 loans • $2.6 million average loan balance – largest loan at $17.2 million • 55% average loan-to-value and average debt-service coverage ratio of 1.67x* • City of San Francisco NOO-CRE office exposure is 3% of total loan portfolio and 6% of total NOO-CRE loans Marin, 26% Sonoma, 14% San Francisco, 19% Alameda, 7% Sacramento, 6% Napa, 10% Other Bay Area, 14% Other, 4% NOO-CRE Office Portfolio by County City of S.F. NOO-CRE Office Portfolio Total Balance: $71.7 million Average Loan Bal: $6.5 million Number of Loans: 11 loans Average LTV*: 60% Average DCR: 1.20x Average Occupancy: 85% 10 of the 11 properties are low rise buildings, the other is 10 stories. $370MM *At most recent measurement.

NOO-CRE Portfolio Diversified Across Property Types & Geographies 11 Nasdaq: BMRC Retail as of 1Q23 Warehouse & Industrial as of 1Q23 Multi-Family as of 1Q23 Marin, 18% Sonoma, 16% San Francisco, 3% Alameda, 8% Sacramento, 15% Napa, 17% Other Bay Area, 13% Other, 10% Marin, 15% Sonoma, 16% San Francisco, 24% Alameda, 14% Sacramento, 3% Napa, 6% Other Bay Area, 5% Other, 17% Marin, 11% Sonoma, 27% San Francisco, 11% Alameda, 18% Sacramento, 17% Napa, 3% Other Bay Area, 4% Other, 9% $242MM $149MM $144MM Avg. Loan Bal: $2.0MM Largest Bal: $15.1MM # of Loans: 71 Avg. LTV*: 43% Avg. Loan Bal: $1.5MM Largest Bal: $12.1MM # of Loans: 102 Avg. LTV*: 49% Avg. Loan Bal: $1.8MM Largest Bal: $14.3MM # of Loans: 135 Avg. LTV*: 45% *Loan-to-value at origination.

Construction Portfolio Concentrated in Lower-Risk Property Segments 12 Nasdaq: BMRC Marin, 7% Sonoma, 9% San Francisco, 46% Alameda, 23% Other Bay Area, 15% Construction by Type as of 1Q23 Construction Portfolio by County as of 1Q23 Multi-family, 60% Self Storage, 18% 1-4 Residential, 21% Land & Ag, 1% Total Balance: $110MM Unfunded Commitments: $32.4MM # of Loans: 20 Avg. Loan Bal: $5.5MM Largest Loan Bal: $16.1MM Avg. LTV*: 55% *Loan-to-value at origination. $110MM $110MM

History of Excellent Asset Quality 13 Nasdaq: BMRC • Consistent, robust credit culture and underwriting principles have supported excellent asset quality • Non-accrual loans continue to remain at historically low levels • Net charge-offs have consistently been negligible for the last five years. • Adequate reserves with allowance for credit losses to total loans of 1.10% Non-accrual Loans / Total Loans 0.01% 0.44% 0.37% 0.12% 2019 2020 2021 2022 Non-accrual Loans / Total Loans Quarterly Progression 0.37% 0.49% 0.12% 0.10% 2Q22 3Q22 4Q22 1Q23

Robust Capital Ratios as of 3/31/23 14 Nasdaq: BMRC 6.5% 8.0% 10.0% 5.0% 15.3% 15.3% 16.2% 9.9% 8.7% 6.9% Well Capitalized Threshold Bank of Marin Bancorp Bancorp TCE adj. for HTM securities* Common Equity Tier-One Risk-Based Capital Total Tier-One Risk-Based Capital Total Risk-Based Capital Tier-One Leverage Tangible Common Equity *See Reconciliation of Non-GAAP Financial Measures in the Appendix.

Net Interest Margin Drivers 15 Nasdaq: BMRC • Linked-quarter NIM decreased 22 bps, due primarily to higher deposit and borrowing costs, partially offset by higher earning asset yields. • The cost of deposits increased to 40 basis points in the month of March compared to 8 basis points in December 2022. • Our increase in deposit rates has lagged the general market, which benefited our NIM by approximately 10 bps in the fourth quarter. • The actual beta on non-maturity, interest-bearing deposits of 15% to date this cycle is lower than the conservative assumption of 45% in our interest rate risk modeling. 0.11% 0.14% 0.13% 0.14% 0.08% 0.14% 0.17% 0.16% 0.17% 0.20% 0.23% 0.83% 0.33% 0.77% 1.21% 1.68% 2.33% 2.56% 3.08% 3.78% 4.10% 4.33% 4.57% 4.65% IB Deposits Fed Funds 4-22 5-22 6-22 7-22 8-22 9-22 10-22 11-22 12-22 1-23 2-23 3-23 3.26% 0.17% 0.03% (0.05)% (0.10)% (0.07)% (0.20)% 3.04% 4Q22 Loans Securities Cash Deposits FHLB Adv FF Purch 1Q23 Net Interest Margin Linked-Quarter Change Monthly Rate Paid on IB Deposits vs. Fed Funds

Appendix

Reconciliation of GAAP to Non-GAAP Financial Measures 17 Nasdaq: BMRC (in thousands, unaudited) March 31, 2023 Tangible Common Equity - Bancorp Total stockholders' equity $ 430,174 Goodwill and core deposit intangible (77,525) Total TCE a 352,649 Unrealized losses on HTM securities, net of tax (76,378) TCE, net of unrealized losses on HTM securities (non-GAAP) b $ 276,271 Total assets $ 4,135,279 Goodwill and core deposit intangible (77,525) Total tangible assets d 4,057,754 Unrealized losses on HTM securities, net of tax (76,378) Total tangible assets, net of unrealized losses on HTM securities (non-GAAP) e $ 3,981,376 Bancorp TCE ratio a / d 8.7 % Bancorp TCE ratio, net of unrealized losses on HTM securities (non-GAAP) b / e 6.9 % For further discussion about our non-GAAP financial measures, refer to page 5 and 6 of our Form 8-K under Item 9 - Financial Statements and Exhibit 99.1 filed with the SEC on April 24, 2023.